Exhibit 10.1

SECOND AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 27, 2008 (this “Amendment”), is made among SYMMETRY MEDICAL INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto as Subsidiary Guarantors, and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as administrative agent for the Lenders under the Credit Agreement referenced below (in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and certain other agents are parties to an Amended and Restated Credit Agreement, dated as of June 13, 2006 (the “Existing Credit Agreement” and, as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            The Borrower has notified the Administrative Agent and the Lenders that management believes that the magnitude of the irregularities in its financial reporting arising in connection with Sheffield (the “Sheffield Accounting Irregularities”) will exceed the financial impact previously disclosed in connection with the Waiver, Amendment and Term A-2 Loan Incremental Term Loan Amendment to Amended and Restated Credit Agreement dated December 14, 2007 (the “December Waiver”).  The Borrower has informed the Administrative Agent and the Lenders that the Sheffield Accounting Irregularities will have an adverse financial impact on the Borrower’s 2007 consolidated financial statements in an amount equal to approximately $50 million, which amount shall be comprised, among other things, of the following nonrecurring, noncash losses and charges: (i) a write-down of the value of the Borrower’s consolidated tangible assets in an amount equal to approximately $11.4 million (the “Asset Write-Down”), (ii) a charge of approximately $4.6 million resulting from a re-valuation of the NOLs on the Borrower’s consolidated financial statements (the “NOL Valuation Adjustment”) and (iii) an impairment charge reducing the value of the Borrower’s consolidated goodwill by an amount equal to approximately $35 million, each resulting in an Event of Default under Section 9.1(o) of the Credit Agreement (collectively, the “Specified Event of Default”).  The Borrower has requested that the Required Lenders waive the Specified Event of Default and amend Section 9.1(o) so that it applies only to the 2007 fiscal year.

C.            In addition, the Borrower has notified the Administrative Agent and the Lenders that, as a result of the adverse financial impact resulting from the Sheffield Accounting Irregularities, the Borrower will be unable (i) to comply with the financial covenants set forth in Sections 7.1 through 7.3 of the Credit Agreement unless the Required Lenders agree that the amount of nonrecurring, noncash losses and charges attributable to the Asset Write-Down and the NOL Valuation Adjustment may be added-back to Consolidated Net Income to determine Consolidated EBITDA (notwithstanding the limitations or restrictions included in the definition of Consolidated EBITDA), (ii) to deliver its audited financial statements for the 2007 fiscal year, as required by Section 6.1(b) of the Credit Agreement on or before March 30, 2008 and (iii) to become a Current Filer on or before March 30, 2008.  The Borrower has requested that the Required Lenders agree that the amount of nonrecurring, noncash losses and charges attributable to the Asset Write-Down and the NOL Valuation Adjustment may be added back to Consolidated Net Income to determine Consolidated EBITDA (notwithstanding the limitations or restrictions included therein), that the audited financial statements for the 2007 fiscal year may be delivered on or before April 14, 2008 and that the Borrower have an opportunity to become a Current Filer on or before April 14, 2008.

D.            The Administrative Agent and the Lenders have agreed to waive the Specified Event of Default, amend Sections 9.1(n) and 9.1(o) and agree to the other requested items in accordance with, and subject to, the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

WAIVERS AND AMENDMENTS

The Borrower and, based upon the representations and warranties contained herein and subject to the satisfaction of the conditions precedent set forth in Article III hereof, the Administrative Agent and the Required Lenders hereby agree as follows:

1.1          Specified Event of Default.  The Required Lenders hereby waive the Specified Event of Default, but only to the extent that no Event of Default under Section 9.1(n) or 9.1(o) of the Credit Agreement (after giving effect to this Amendment) ever occurs and is continuing.  This waiver shall be effective only with regard to the Specified Event of Default and shall not act as a waiver or consent with respect to any other Default or Event of Default under the Credit Agreement or any other Credit Document.

1.2          Amendments.  Sections 9.1(n) and 9.1(o) of the Credit Agreement are hereby amended and restated as follows:

(n)           The Borrower is not a Current Filer at any time on or after April 14, 2008; or

(o)           The Required Lenders reasonably determine, which determination may be made upon a public announcement by the Borrower of estimated financial impact or on other information obtained by them, that the accounting irregularities at Sheffield resulted in, with respect to the financial statements for the 2007 fiscal year and all subsequent fiscal years, any of the following: (i) a write-down of the value of the Borrower’s consolidated tangible assets in excess of $11.4 million in the aggregate by a material amount, (ii) any charge in excess of $4.6 million by a material amount resulting from a re-valuation of NOLs on the Borrower’s consolidated financial statements in the aggregate, (iii) an impairment charge reducing the value of the Borrower’s consolidated goodwill in excess of $35 million in the aggregate by a material amount, or (iv) any other adverse impact on revenues or earnings for the 2007 fiscal year or all subsequent fiscal years in excess of $1 million in the aggregate.  For purposes of this Section 9.1(o) “material amount” shall mean five percent (5%) or more.

1.3          Consolidated EBITDA.  The Required Lenders hereby agree that the nonrecurring, noncash losses and charges attributable to the Asset Write-Down and the NOL Valuation Adjustment may be added back to Consolidated Net Income to determine Consolidated EBITDA for any Reference Period including the quarter ending December 31, 2007, provided that the aggregate amount of such add-backs shall not exceed $16 million.  This waiver shall be effective only with regard to the nonrecurring, noncash losses and charges attributable to the Asset Write-Down and the NOL Valuation Adjustment and the Borrower shall not be permitted to add-back any other nonrecurring, noncash losses or charges to Consolidated Net Income to determine Consolidated EBITDA, including without limitation any nonrecurring, noncash losses and charges attributable to the Asset Write-Down and/or the NOL Valuation Adjustment in excess of $16 million, unless such losses or charges are otherwise permitted to be added back by the definition of Consolidated EBITDA.

1.4          2007 Audit.  The Required Lenders hereby agree to waive the requirement that the Borrower deliver the audited financial statements for the 2007 fiscal year, as required by Section 6.1(b) of the Credit Agreement, until April 14, 2008.  The Borrower acknowledges that the failure to deliver audited financial statements complying with Section 6.1(b) of the Credit Agreement on or before April 14, 2008 shall result in an Event of Default.  This waiver shall be effective only with regard to the audited financial statements for the 2007 fiscal year and shall not act as a waiver or consent with respect to the delivery of any other financial statements.

1.5          Applicable Percentage.  The Borrower hereby acknowledges and agrees that, notwithstanding anything to the contrary, until such time as the Borrower delivers a Compliance Certificate with respect to the fiscal quarter ending March 31, 2008, as required by Section 6.2(a) of the Credit Agreement, the applicable LIBOR Margin and Base Rate Margin will be determined in accordance with Level I of definition of Applicable Percentage (notwithstanding the actual Total Leverage Ratio).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent (on behalf of itself and the Required Lenders) to enter into this Amendment, each of the Borrower and the Subsidiary Guarantors represents and warrants as follows:

2.1          Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except as permitted pursuant to Section 5.24) of the Credit Agreement and except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

2.2          No Default.  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE III

EFFECTIVENESS

3.1          Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have duly executed counterparts of this Amendment from each party hereto either signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Amendment;

(b)           The Administrative Agent shall have paid all fees and expenses due in accordance with Section 5.4 hereof and under the Credit Agreement required to have been paid on or prior to the effectiveness of this Amendment.

(c)           The Administrative Agent shall have received such other documents, certificates, opinions, and instruments in connection with the transactions contemplated hereby as it shall have reasonably requested.

ARTICLE IV

AFFIRMATION OF OBLIGATIONS

4.1          Affirmation of Borrower and Subsidiary Guarantors.  Each of the Borrower and each of the Subsidiary Guarantors that guaranty any or all of the Obligations under the Existing Credit Agreement hereby approves and consents to the transactions contemplated by this Amendment and agrees that its obligations under the Existing Credit Agreement and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Amendment.  This acknowledgement by each of the Borrower and each such Subsidiary Guarantor is made and delivered to induce the Lenders to enter into this Amendment, and each of the Borrower and each such Subsidiary Guarantor acknowledges that the Lenders would not enter into this Amendment in the absence of the acknowledgements contained herein.

4.2          Liens.  Each of the Borrower and each of the Subsidiary Guarantors party to the Existing Credit Agreement hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral contained in the Security Documents to which each is a party that were executed in connection with the Existing Credit Agreement, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien.

ARTICLE V

MISCELLANEOUS

5.1          Effect of Amendment.  From and after the effective date hereof, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Existing Credit Agreement as amended by this Amendment and as it may be further amended, modified, restated or supplemented from time to time.  This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement (including any schedule or exhibit) except as expressly set forth herein.  Except as expressly amended hereby or in the aforementioned Security Documents, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

5.2          Credit Documents.  The parties hereto acknowledge and agree that this Amendment is a Credit Document for all purposes under the Credit Agreement and the other Security Documents.

5.3          Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.4          Expenses.  The Borrower agrees, on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.5          Severability.  To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.6          Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.7          Construction.  The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.8          Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.  A facsimile of a counterpart executed by a party shall be acceptable temporary evidence of the execution by that party of that counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWER:

SYMMETRY MEDICAL INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

SUBSIDIARY GUARANTORS:

RILEY MEDICAL INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Vice President

SYMMETRY MEDICAL EVEREST LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

TNCO, INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Vice President

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Signature Page to Second Amendment and Waiver

to Amendment and Restated Credit Agreement

SPECIALTY SURGICAL INSTRUMENTATION, INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Vice President

UCA, LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Senior Vice President

SYMMETRY MEDICAL SSI REAL ESTATE, LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Senior Vice President

SYMMETRY MEDICAL USA INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

SYMMETRY MEDICAL INTERNATIONAL INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

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to Amendment and Restated Credit Agreement

METTIS GROUP INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

ULTREXX, INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

JET ENGINEERING, INC.

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

SMA REAL ESTATE, LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Chief Financial Officer

SYMMETRY MEDICAL NEW BEDFORD, LLC
By: TNCO, Inc., Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Vice President

SYMMETRY MEDICAL NEW BEDFORD REAL ESTATE, LLC
By: TNCO, Inc., Sole Member

By:	/s/ Fred L. Hite
Fred L. Hite
Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and on behalf of the Required Lenders pursuant to written authorization

By:	/s/ Kirk Tesch
Kirk Tesch
Vice President

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